                                                                    EXHIBIT 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K for the period ended December 31, 2002, of Magnum Hunter Resources, Inc., as filed with the Securities and Exchange Commission on the date hereof, the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. this annual report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in this annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Magnum Hunter Resources, Inc.

/s/ Gary C. Evans
----------------------------------------
Gary C. Evans, Chairman
President and Chief Executive Officer
(principal executive officer)

Date: March 26, 2003